SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under Section 240.14a-2.

Twin Disc, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TWIN DISC

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Online

Go to **www.investorvote.com/TWIN** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by October 28, 2026, at 11:59 p.m., Central Time

Notice of Internet Availability of Proxy Materials

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Important Notice Regarding the Availability of Proxy Materials for the Twin Disc, Incorporated Shareholder Meeting to be Held on October 29, 2026.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Annual Report and Proxy Statement to Shareholders are available at:

www.investorvote.com/TWIN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/TWIN.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 15, 2026 to facilitate timely delivery.

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Notice of Internet Availability of Proxy Materials

Twin Disc, Incorporated's Annual Meeting of Shareholders will be held on October 29, 2026 at the Offices of von Briesen & Roper, s.c., 411 East Wisconsin Avenue, Suite 1000, Milwaukee, WI 53202 at 2:00 p.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, 3 and 4.

1. Election of Directors:
   01 - Michael Doar
   02 - Michael C. Smiley
2. To consider an advisory vote to approve the compensation of the Corporation's Named Executive Officers.
3. To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2027.
4. To approve the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions on how to attend the Twin Disc, Incorporated 2026 Annual Meeting of Shareholders to vote in person are available on Twin Disc's website at www.twindisc.com/directions or by calling the office of the Corporate Secretary at 262-638-4242.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/TWIN.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Twin Disc, Incorporated" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by October 15, 2026.